Exhibit 99.2

Quarterly Earnings Conference Call July 29, 2004 TALX Corporation A Leader in Payroll/HR Outsourcing

Financial Highlights Quarter Ended June 2004 Total revenues - $36.1 million 20% growth compared to the same quarter last year 26% growth in The Work Number services 18% growth in unemployment cost management services Gross margin - 56.9% 130 basis point improvement over the same quarter last year Earnings from continuing operations Including $3.0 million, or $0.21 per share, non-operating charge $198,000, or $0.01 per diluted share Excluding $3.0 million, or $0.21 per share, non-operating charge $3.2 million, or $0.22 per diluted share Same quarter last year $2.7 million, or $0.19 per diluted share

TALX 3

Transforming Payroll/HR Processes


ePayroll
Electronic Paystub
Payroll Cards
HireXpress
Candidate Screening
FasTime
Automated Announcements
Electronic Time Entry & Reporting
PeopleSoft
Hewitt
Ceridian
HR/Payroll System
SAP
Tesseract
Lawson
Custom
Exult
ADP
UCeXpress
UC Claims Management
Employment Tax Credits
UC Tax Planning
THE WORK NUMBER
Employment & Income Verifications
W-2 eXpress
W-2 Issue/Reissue
W-2c Processing

Copyright © 2004 TALX Corporaton

Safe Harbor Statement Statements expressing the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, anticipated revenue and earnings in fiscal 2005 and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risks detailed in the company's 2004 Form 10-K under the caption "Risk Factors" in "Part 1, Item 1 - Business," and those described in other documents and reports we file from time to time with the Securities and Exchange Commission, press releases and other communications. These risks include, but are not limited to (1) the risks associated with pending litigation, investigations, and possible future proceedings as a result of matters related to our recent financial statement restatements; (2) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (3) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services and our dependence on third party providers to do so; (4) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as residential mortgage activity and employment trends; (5) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability could be significantly harmed if those requirements were relaxed or eliminated; (6) risks associated with our ability to prevent breaches of confidentiality as we perform large-scale processing of verifications; (7) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (8) risks associated with future challenges regarding applicability of the Fair Credit Reporting Act or any new privacy legislation or interpretation of existing laws; (9) risks associated with changes in economic conditions or unemployment compensation laws; and (10) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change in the future.

Earnings Highlights Quarter Ended June 2004 Revenues of $36.1 million 20% growth over prior year's $30.1 million The Work Number - 26% growth Unemployment Cost Management - 18% growth Gross profit increased 22% to $20.5 million from $16.8 million last year Gross margin improved 130 basis points to 56.9% from 55.6% last year UC eXpress TWN HRBAS Software and Maintenance 59.6 38.3 0 2.1

Earnings Highlights - continued Quarter Ended June 2004 SG&A expenses increased to 40.8% of revenues from 40.0% last year Operating margin increased to 16.1% of revenues from 15.6% last year Earnings from continuing operations Including $3.0 million, or $0.21 per share, non-operating charge $198,000, or $0.01 per diluted share Excluding $3.0 million, or $0.21 per share, non-operating charge $3.2 million, or $0.22 per diluted share 16% over the same period last year

Cash Flow Highlights Quarter Ended June 2004 Cash flow from operating activities $3.2 million compared to $3.0 million last year Uses of cash Acquisition - $39.9 million funded with debt previously classified as restricted cash Debt repayment - $2.5 million Capital expenditures (PP&E and Cap SW) - $2.4 million Dividend payments - $0.7 million

Financial Position Highlights June 30, 2004 Cash and investments - $7.3 million $10.0 million at March 31, 2004 Debt - $47.5 million $50.0 million at March 31, 2004 $2.5 million repaid during the quarter Basic days sales outstanding in accounts receivable - 45 days Compared to 42 days at March 31, 2004 Treasury stock 244,000 shares remain in the treasury at March 31, 2004 at an average price of $13.11 per share

Growth Drivers The Work Number: >95% share of automated employment verification market * Core service - acquire additional records and expand verifier base Expanded services gaining market penetration ePayroll "Paperless Pay" W-2 eXpress FasTime Newest service - HireXpress Unemployment cost management: 48% of outsourced market * Revenue growth - gain market penetration and sell tax services to existing and new clients Cost consolidation and margin improvement Annual contracts Cross-selling * TALX Estimate

The Work Number Services Revenue History (in millions) Qtr 1 01 Qtr 2 01 Qtr 3 01 Qtr 4 01 Qtr 1 02 Qtr 2 02 Qtr 3 02 Qtr 4 02 Qtr 1 03 Qtr 2 03 Qtr 3 03 Qtr 4 03 Qtr 1 04 Qtr 2 04 Qtr 3 04 Qtr 4 04 Qtr 1 05 East 4.132 4.531 4.635 5.796 6.103 6.659 6.856 7.566 7.617 8.573 9.011 10.733 10.943 11.627 10.028 14.01 13.82

The Work Number Services Employment Records History (in millions) 3/1/1999 3/1/2000 3/1/2001 3/1/2002 3/1/2003 3/1/2004 6/1/2004 Records on Database 18.3 30.298 43.036 60.706 76.396 90.076 97.72 Revenue 9 12.328 19.149 27.184 35.934 46.608 Records under Contract 25.831 36.09 51.889 70.179 81.977 97.179 102.592

Mortgage index Records Revenue 3/31/1999 100 100 100 4/2/1999 100 100 100 4/9/1999 98.2 100 100 4/16/1999 106.9 100 100 4/23/1999 102.9 100 100 4/30/1999 106.6 100 100 5/7/1999 103.8 100 100 5/14/1999 93.1 100 100 5/21/1999 96.6 100 100 5/28/1999 96.6 100 100 6/4/1999 74.9 100 100 6/11/1999 95.8 100 100 6/18/1999 85.8 100 100 6/25/1999 85.2 100 100 7/2/1999 87.4 102.7 107.2 7/9/1999 60.7 102.7 107.2 7/16/1999 76.1 102.7 107.2 7/23/1999 73.7 102.7 107.2 7/30/1999 78.1 102.7 107.2 8/6/1999 74.5 106.6 107.2 8/13/1999 72 106.6 107.2 8/20/1999 70.7 106.6 107.2 8/27/1999 73.9 106.6 107.2 9/3/1999 63.7 117.8 107.2 9/10/1999 54.1 117.8 107.2 9/17/1999 64.8 117.8 107.2 9/24/1999 63 117.8 107.2 10/1/1999 69.4 124.9 119.5 10/8/1999 64.5 124.9 119.5 10/15/1999 60.1 124.9 119.5 10/22/1999 61.9 124.9 119.5 10/29/1999 66.6 124.9 119.5 11/5/1999 64.8 129.1 119.5 11/12/1999 61.6 129.1 119.5 11/19/1999 70.6 129.1 119.5 11/26/1999 44.3 129.1 119.5 12/3/1999 58.4 136 119.5 12/10/1999 56.5 136 119.5 12/17/1999 54.2 136 119.5 12/24/1999 39.1 136 119.5 12/31/1999 36.8 136 119.5 1/7/2000 51.5 139.1 141.4 1/14/2000 61.1 139.1 141.4 1/21/2000 57.6 139.1 141.4 1/28/2000 67.7 139.1 141.4 2/4/2000 75.8 140.7 141.4 2/11/2000 69.3 140.7 141.4 2/18/2000 68.4 140.7 141.4 2/25/2000 66.3 140.7 141.4 3/3/2000 78.4 151.9 141.4 3/10/2000 77.5 151.9 141.4 3/17/2000 77.5 151.9 141.4 3/24/2000 82.8 151.9 141.4 3/31/2000 76.7 151.9 141.4 4/7/2000 82.6 153.9 156.9 4/14/2000 78.9 153.9 156.9 4/21/2000 79.3 153.9 156.9 4/28/2000 78.7 153.9 156.9 5/5/2000 68.3 159.5 156.9 5/12/2000 65.2 159.5 156.9 5/19/2000 70.5 159.5 156.9 5/26/2000 64.6 159.5 156.9 6/2/2000 59.9 168.9 156.9 6/9/2000 56.3 168.9 156.9 6/16/2000 56.8 168.9 156.9 6/23/2000 56.6 168.9 156.9 6/30/2000 59 168.9 156.9 7/7/2000 55.2 173.5 172.1 7/14/2000 61.3 173.5 172.1 7/21/2000 58.1 173.5 172.1 7/28/2000 56.8 173.5 172.1 8/4/2000 60.4 180 172.1 8/11/2000 59.4 180 172.1 8/18/2000 55.9 180 172.1 8/25/2000 56.9 180 172.1 9/1/2000 58.5 185.2 172.1 9/8/2000 62.4 185.2 172.1 9/15/2000 61.2 185.2 172.1 9/22/2000 59.8 185.2 172.1 9/29/2000 62.2 185.2 172.1 10/6/2000 59.6 190.2 176 10/13/2000 61.5 190.2 176 10/20/2000 62 190.2 176 10/27/2000 64.7 190.2 176 11/3/2000 65.5 195.3 176 11/10/2000 69.1 195.3 176 11/17/2000 63.7 195.3 176 11/24/2000 63 195.3 176 12/1/2000 69.5 198.8 176 12/8/2000 73.6 198.8 176 12/15/2000 67.6 198.8 176 12/22/2000 64.3 198.8 176 12/29/2000 54.3 198.8 176 1/5/2001 87.4 202.8 220.1 1/12/2001 126.4 202.8 220.1 1/19/2001 108.2 202.8 220.1 1/26/2001 99.3 202.8 220.1 2/2/2001 117.9 205.6 220.1 2/9/2001 113.6 205.6 220.1 The Work Number Services TWN Revenue Compared to Mortgage Index and Records Source: Mortgage Bankers Assn.

The Work Number Revenue Mix Transaction Revenue as a Percentage of Total TWN Revenue 1QFY03 2QFY03 3QFY03 4QFY03 1QFY04 2QFY04 3QFY04 4QFY04 1QFY05 Pre-employment 0.35 0.33 0.27 0.19 0.2 0.21 0.22 0.17 0.19 Consumer finance 0.12 0.14 0.16 0.16 0.15 0.16 0.16 0.17 0.17 Social services 0.06 0.05 0.05 0.05 0.06 0.07 0.1 0.08 0.09 Other verifications 0.04 0.04 0.03 0.03 0.05 0.05 0.05 0.04 0.05 Mortgage 0.3 0.35 0.38 0.33 0.41 0.4 0.34 0.29 0.36 Other Work Number services 0.13 0.09 0.11 0.23 0.13 0.11 0.13 0.25 0.15

The Work Number Services Metrics The Work Number Employment and Income Verification 7.6 million records added to the database during the quarter 102.6 million records under contract 97.7 million live 4.9 million in backlog Related Services Cost savings for clients 50% growth in ePayroll revenues Q1 fiscal 2005 versus 2004 Strong pipeline - Revenue should continue to increase New Service HireXpress (candidate screening) - acquired from Sheakley Gross Margin - 69.7%, a 20 basis point improvement over same period last year

Unemployment Cost Management Services 18% increase in revenues compared to same quarter last year Addition of UCM business acquired from Sheakley 22% increase in tax planning revenue compared to same quarter last year General economic environment still causing lower overall claims volume, reducing amount of additional billings over contract limits Cross sell specialized unemployment tax consulting services Solid core revenues and cash flows Gross margin - 170 basis point improvement to 48.2% Believe states' unemployment fund crisis should enhance value proposition of service

TALX

16

Key Client Orders for TALX Services

New Service Ordered in Q1 (green) — Existing Service (blue)

TALX Client	The Work Number	UC eXpress	ePayroll	W-2 Express	FasTime
24 Hour Fitness	New	Existing			
American Red Cross		New			
Aramark Corporation	Existing	Existing	New	Existing	
Avery Dennison	New	Existing			
Baptist Health South FL	New	New			
City of Milwaukee	New				
Comforce	New	Existing			
Concentra Operating Corp	New				
Dresser Inc.	New	Existing			
El Torito Restaurants	New	Existing			
Elephant Bar/Restaurants	New	New			
Emerson Electric	New	Existing			
Footstar Inc.	New	Existing			
Grady Health Systems	New		New		



Copyright © 2004 TALX Corporaton

Key Client Orders for TALX Services TALX Client The Work Number UC eXpress ePayroll W-2 Express FasTime Harper Collins Publishers Heartland Foods Johnson Controls Los Angeles County Office of Education Minneapolis Public Schools National City PDS Technical Rental Service Corporation Snelling Personnel SOS Staffing Services TAC Worldwide Tacoma Public Schools Time Warner Cable Travelers Express New Service Ordered in Q1 Existing Service

Key Investment Highlights Market Leadership in Two Payroll and Human Resources areas Employment and Income Verification Unemployment Cost Management Expectations for our Business Model Revenue growth EPS growth (continuing operations) Strong and expanding gross and operating margins Strong operating cash flow

Fiscal 2005 Financial Guidance Quarter ending September 2004 Total revenues $35 million to $37 million Diluted earnings per share (from continuing operations) $0.23 to $0.26 Fiscal year ending March 2005 Total revenues $148 million to $152 million Diluted earnings per share (from continuing operations) Unchanged except for impact of non-operating charge $0.86 to $0.89 (including $0.21 non-operating charge) $1.07 to $1.10 (excluding $0.21 non-operating charge)